                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: October 14, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


            KENTUCKY                                            61-0985936
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS
               (c)      Exhibits

                        99.1 October 14, 2002 Press Release

Item 9.     REGULATION FD DISCLOSURE

         On October 14, 2002, NS Group, Inc. issued a news release concerning a conference call to be held on October 18, 2002. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NS GROUP, INC.

Date: October 14, 2002                       By:  /s/ Thomas J. Depenbrock
                                                ---------------------------
                                                Thomas J. Depenbrock
                                                Vice President, Treasurer and
                                                Chief Financial Officer




                                  EXHIBIT INDEX



No.           Exhibit
---           -------

99.1          October 14, 2002 Press Release